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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 4, 2002

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                    001-16167                         43-1878297
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer Identification No.)
            Incorporation)
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                          800 NORTH LINDBERGH BOULEVARD
                            ST. LOUIS, MISSOURI 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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This Form 8-K/A amends the previously filed Form 8-K dated and filed with the
Securities and Exchange Commission on April 4, 2002 to amend page 4 of Exhibit
99.5 to indicate 2003 forecasted earnings per share growth in the range of 4-9%.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.5     Amended page 4 to slide presentation by the Chief Financial
                  Officer of Monsanto Company, dated April 4, 2002




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2002
                                          MONSANTO COMPANY



                                          By:      /s/ Michael L. DeCamp
                                              ----------------------------------
                                          Name:    Michael L. DeCamp
                                                   Assistant General Counsel and
                                                   Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit
Number                    Description
-------                   -----------

99.5 Amended page 4 to slide presentation by the Chief Financial Officer of Monsanto Company, dated April 4, 2002